QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

News Release	[LOGO]
Craig Manson Investor Relations 952/853-6022

Ceridian Meets Fourth Quarter and Full Year 2000 Expectations

    MINNEAPOLIS, January 24, 2001—Ceridian Corporation (NYSE: CEN) today reported fourth quarter and full year 2000 earnings.

    "The fourth quarter 2000 results were in line with expectations and were consistent with the preliminary earnings report and conference call held earlier this month," said Ronald L. Turner, chairman, president and chief executive officer of Ceridian. "Without regard to a one-time charge in the first quarter of 2000, and unusual items related to the upcoming spin of Arbitron, we met our earnings per share objectives of $.32 and $1.01 for the fourth quarter and full year 2000, respectively."

    Reported fourth quarter 2000 net earnings were $16.6 million, or $.11 per diluted share of common stock, compared to $33.2 million, or $.23 per diluted share of common stock in the fourth quarter of 1999. Earnings from continuing operations for the fourth quarter of 2000 were $34.3 million, or $.23 per diluted share, on revenue of $303.7 million, compared to $25.4 million, or $.17 per diluted share, on revenue of $304.5 million for the fourth quarter of 1999. Net earnings for all periods include the results of Arbitron as a discontinued operation. Results of discontinued operations in 2000 also include one-time items related to the upcoming spin of Arbitron, and estimated income to be earned by Arbitron during 2001 prior to its anticipated spin from Ceridian. This results in a net after-tax charge of $29.7 million.

    For the full year 2000, net earnings were $100.2 million, or $.68 per diluted share of common stock, compared to net earnings of $145.3 million, or $.98 per diluted share of common stock for 1999. Earnings from continuing operations for 2000 were $79.5 million, or $.54 per diluted share, on revenue of $1,175.7 million, compared to $104.4 million, or $.71 per diluted share, on revenue of $1,127.0 million for 1999.

    John R. (Jack) Eickhoff, executive vice president and chief financial officer of Ceridian, added, "The unusual charges and financial reporting requirements related to the upcoming Arbitron spin transaction have made this quarter's earnings report complex. Therefore, we have attached six supporting schedules to this report to help investors and analysts understand and reconcile the results to their expectations." Eickhoff continued, "Because the spin related items and Arbitron's estimated 2001 pre-spin income are being recognized in 2000, Arbitron should not have a material impact on Ceridian's financial results in 2001."

    A brief description of each supporting schedule follows:

  •
  Schedule A—Consolidated Statements of Operations. This schedule shows the actual reported results for the fourth quarter and full year 2000. Results include Arbitron as a discontinued operation, the first quarter one-time charge, and all spin related one-time items.
  •
  Schedule B—Condensed Consolidated Balance Sheets.
  •
  Schedule C—Revenue and EBIT Comparisons by Business Segment (excluding first quarter 2000 special charges.)
  —
  Human Resources Services revenue was $220.6 million and $866.9 million for the fourth quarter and full year 2000, respectively.
  —
  Human Resources Services pro forma EBIT was $34.7 million, or 15.7 percent of revenue for the fourth quarter, and $109.5 million, or 12.6 percent of revenue for the full year 2000.

    —
    Comdata revenue was $83.1 million and $308.8 million for the fourth quarter and full year 2000, respectively.
    —
    Comdata pro forma EBIT was $27.2 million, or 32.8 percent of revenue, for the fourth quarter, and $83.9 million, or 27.2 percent of revenue for the full year 2000.
  •
  Schedule D—Reconciliation of reported earnings to pro forma results for 2000.
  —
  Reported results for 2000 were $.68 per share. Pro forma results for 2000 were $1.01 per share. The difference between $.68 and $1.01 is made up of the first quarter 2000 after-tax charge of $18.7 million, and the after-tax effect of $29.7 million for all items related to the anticipated spin.
  •
  Schedule D1—Quarterly split of 2000 pro forma earnings per share of $1.01, as depicted in Schedule D.
  •
  Schedule E—2000 Quarterly data. Pro forma presentation effecting the spin-off of Arbitron as of 1/1/2000, excluding first quarter 2000 special charges and net spin costs, and adjusting for the anticipated change in debt levels and tax rates.
  —
  On this basis, earnings per share for the fourth quarter and full year 2000 were $.24 and $.70, respectively.

Guidance for 2001:

    Ceridian discussed the outlook for 2001 in detail in the January 9, 2001 pre-release and subsequent conference call. Interested investors can access a replay of that call in the Investor Relations section of Ceridian's web site, or directly at www.ceridian.com/invest_audio.asp.

    The outlook for 2001 is as follows:

  •
  Human Resources Services revenue for the first quarter of 2001 is expected to be about $230 million. For the full year 2001, revenue in this segment is expected to grow about 6 percent, to a range of $910 million to $920 million. Operating margins for the Human Resources Services business are expected to be about 10 percent in 2001.
  •
  Comdata's revenue for 2001 is expected to grow about 5 percent, to $325 million. (During 2000, a phone resale business was divested, and the Company has planned for fuel price decreases in 2001. Adjusting for these two factors would result in internal growth rates approaching 10 percent.) Operating margins for Comdata are expected to expand to about 29 percent in 2001.
  •
  Earnings per share for the first quarter of 2001 are expected to be $.13 to $.14, and in a range of $.65 to $.70 for all of 2001. Comparable pro forma earnings were $.18 and $.70 per share for the first quarter and full year 2000, respectively, as presented in Schedule E attached to this release.
  •
  The first quarter of 2001 will likely contain two non-operating items. First is the gain on the sale of stock Ceridian holds in a small publicly-held company. The stock is currently worth about $15 million. The amount of the gain and its timing will depend on the stock price and its liquidity. The second non-operational item is a possible termination of an IT outsourcing contract that would result in a charge of $6 million to $7 million. The net of these two items in the first quarter 2001 should be a gain.
  •
  Arbitron, Inc., on an independent, stand-alone basis, will have earnings of about $.23 per share in 2001.

Status of Arbitron Spin:

    Ceridian is continuing to work through the remaining conditions of the reverse spin-off transaction of its Arbitron business into a separate, publicly-traded company called Arbitron, Inc. Ceridian has obtained a letter ruling from the IRS indicating that the transaction will be tax-free to the Company and its shareholders. The Company is working to finalize the necessary bank arrangements for the refinancing of its debt, and is approaching closure of the SEC review of the Registration Statement on Form 10 filed in anticipation of the spin-off transaction. The Company expects to be able to announce the completion of these conditions and the timing of the distribution within the next few weeks.

    Ceridian Corporation (www.ceridian.com) is a leading information services company that serves the human resources, transportation and media information markets. Ceridian's human resource business offers HR/benefits solutions that help organizations maximize their investment in people. Its Comdata business is a provider of transaction processing and information services to the transportation and other industries. Arbitron is a research company serving the media industry, and is expected to become an independent, publicly-held company following a reverse spin dividend distribution to shareholders during the first quarter of 2001.

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Ceridian Corporation contained in this report that are not historical in nature, particularly those that utilize terminology such as "may," "will," "should," "likely," "expects," "anticipates," "estimates," "believes" or "plans," or comparable terminology, are forward-looking statements based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known to Ceridian that could cause such material differences include, among others:

  •
  Ceridian may be unable to consummate the spin-off transaction for any reason, including inability to establish new capital structures;
  •
  Consummation of the spin-off transaction and realization of the anticipated results could take longer than expected;
  •
  Credit and other sources of funding necessary for the consummation of the transaction may be less available than expected;
  •
  Implementation difficulties and market factors could alter the proposed strategies and goals of each of the companies;
  •
  Each of the companies could face difficulties in locating and/or achieving anticipated consolidation, growth, expansion and new business initiative and opportunities;
  •
  The combined post-spin-off value of "new" Ceridian and Arbitron may be less than the pre-spin-off value of Ceridian shares;
  •
  The timing and occurrence (or non-occurrence) of events which may be subject to circumstances beyond the control of Ceridian may adversely affect the spin-off transaction;
  •
  Ceridian may have difficulty managing costs relative to reduced HRS revenue expectations; and
  •
  The investment in sales efforts for HRS may be difficult to implement and may not generate the desired results.

    Additional important factors known to Ceridian that could cause such material differences are identified and discussed from time to time in Ceridian's filings with the Securities and Exchange Commission, including those factors discussed under the caption "Cautionary Factors that Could Effect Future Results" contained in Part II, Item 7 of Ceridian's Annual Report on Form 10-K for the year ended December 31, 1999, as amended, which discussion is incorporated herein by reference.

    Ceridian undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any future disclosure Ceridian makes on related subjects in future reports to the SEC.

Schedule A

Ceridian Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in millions, except per share data)
(Unaudited)

	For Periods Ended December 31,
	Current Quarter		Year to Date
	2000	1999	2000	1999
Revenue	$303.7	$304.5	$1,175.7	$1,127.0
Costs and Expenses
Cost of revenue	134.2	153.6	559.0	553.1
Selling, general and administrative	91.4	88.0	359.3	332.1
Research and development	16.7	15.3	62.8	60.6
Other expense (income)	(0.5)	(2.6)	31.7	(4.4)
Total costs and expenses	241.8	254.3	1,012.8	941.4
Earnings before interest and taxes	61.9	50.2	162.9	185.6
Interest income	1.9	1.1	4.7	6.4
Interest expense	(9.9)	(10.1)	(39.8)	(24.7)
Earnings before income taxes	53.9	41.2	127.8	167.3
Income tax provision	19.6	15.8	48.3	62.9
Earnings from continuing operations	34.3	25.4	79.5	104.4
Discontinued operations	(17.7)	7.8	20.7	40.9
Net earnings	$16.6	$33.2	$100.2	$145.3
Basic earnings per share
Continuing operations	$0.24	$0.18	$0.55	$0.72
Net earnings	$0.11	$0.23	$0.69	$1.01
Diluted earnings per share
Continuing operations	$0.23	$0.17	$0.54	$0.71
Net earnings	$0.11	$0.23	$0.68	$0.98
Shares used in calculations (in thousands)
Weighted average shares (basic)	145,699	144,676	145,229	144,524
Dilutive securities	1,763	1,082	1,505	3,440
Weighted average shares (diluted)	147,462	145,758	146,734	147,964

Schedule B

Ceridian Corporation and Subsidiaries

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)
(Dollars in millions)

	December 31, 2000	December 31, 1999
Cash and equivalents	$118.5	$58.5
Trade receivables	438.3	399.0
Other receivables	22.6	23.8
Net assets of discontinued operations	28.2	—
Other assets	1,480.4	1,507.2
Total assets	$2,088.0	$1,988.5
Debt	$500.6	$611.3
Drafts and customer funds payable	172.1	136.9
Net liabilities of discontinued operations	—	23.8
Other liabilities	479.1	404.3
Stockholders' equity	936.2	812.2
Total liabilities and stockholders' equity	$2,088.0	$1,988.5

Schedule C

Ceridian Corporation and Subsidiaries
Revenue Comparisons
Actual
($M)

	Fourth Quarter		Twelve Months YTD
	2000	1999	2000	1999
Human Resource Services	$220.6	$222.8	$866.9	$828.1
Comdata Corporation	83.1	81.7	308.8	298.9
Total	$303.7	$304.5	$1,175.7	$1,127.0

Ceridian Corporation and Subsidiaries
Earnings Before Interest and Tax Comparisons
Actual
($M)

	Fourth Quarter		Twelve Months YTD
	2000	1999	2000	1999
Human Resource Services	$34.7	$26.8	$72.5	$113.4
Comdata Corporation	27.2	23.4	81.3	72.2
Other	0.0	0.0	9.1	0.0
Total	$61.9	$50.2	$162.9	$185.6

Ceridian Corporation and Subsidiaries
Earnings Before Interest and Tax Comparisons (Pro Forma)
Excluding First Quarter 2000 Special Charges
Actual
($M)

	Fourth Quarter		Twelve Months YTD
	2000	1999	2000	1999
Human Resource Services	$34.7	$26.8	$109.5	$113.4
Comdata Corporation	27.2	23.4	83.9	72.2
Other	0.0	0.0	0.0	0.0
Total	$61.9	$50.2	$193.4	$185.6

Schedule D

Ceridian Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS (Pro Forma)
EXCLUDING FIRST QUARTER 2000 SPECIAL CHARGES AND SPIN CHARGES

(Unaudited)
(Dollars in millions, except per share data)

	For Periods Ended December 31, 2000 Twelve Months
	As Reported	Unusual Charges	Pro Forma
Revenue	$1,175.7		$1,175.7
Costs and Expenses
Cost of revenue	559.0		559.0
Selling, general and administrative	359.3		359.3
Research and development	62.8		62.8
Other expense (income)	31.7	$(30.5)	1.2
Total costs and expenses	1,012.8	(30.5)	982.3
Earnings before interest and taxes	162.9	30.5	193.4
Interest income	4.7		4.7
Interest expense	(39.8)		(39.8)
Earnings before income taxes	127.8	30.5	158.3
Income tax provision	48.3	11.8	60.1
Earnings from continuing operations	79.5	18.7	98.2
Discontinued operations	20.7	29.7	50.4
Net earnings	$100.2	$48.4	$148.6
Diluted earnings per share
Continuing operations	$0.54		$0.67
Net earnings	$0.68		$1.01
Shares used in calculations (in thousands)
Weighted average shares (diluted)	146,734		146,734

Schedule D1

Ceridian Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS (Pro Forma)
EXCLUDING FIRST QUARTER 2000 SPECIAL CHARGES AND SPIN COSTS

(Unaudited)
(Dollars in millions, except per share data)

2000 Quarterly Data	Q1	Q2	Q3	Q4	YTD
Revenue	$309.6	$283.1	$279.3	$303.7	$1,175.7
Costs and Expenses
Cost of revenue	148.3	141.1	135.4	134.2	559.0
Selling, general and administrative	95.3	88.3	84.3	91.4	359.3
Research and development	15.1	15.2	15.8	16.7	62.8
Other expense (income)	0.6	0.3	0.8	(0.5)	1.2
Total costs and expenses	259.3	244.9	236.3	241.8	982.3
Earnings before interest and taxes	50.3	38.2	43.0	61.9	193.4
Interest income	1.0	0.8	1.0	1.9	4.7
Interest expense	(9.9)	(9.6)	(10.4)	(9.9)	(39.8)
Earnings before income taxes	41.4	29.4	33.6	53.9	158.3
Income tax provision	16.2	11.0	13.3	19.6	60.1
Earnings from continuing operations	25.2	18.4	20.3	34.3	98.2
Discontinued operations	10.3	13.8	13.6	12.7	50.4
Net earnings	$35.5	$32.2	$33.9	$47.0	$148.6
Diluted earnings per share
Continuing operations	$0.17	$0.13	$0.14	$0.23	$0.67
Net earnings	$0.24	$0.22	$0.23	$0.32	$1.01
Shares used in calculations (in thousands)
Weighted average shares (diluted)	145,525	146,755	147,530	147,462	146,734

Schedule E

Ceridian Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS (Pro Forma)
EFFECTING THE SPIN-OFF AS OF 1/1/2000 AND EXCLUDING FIRST
QUARTER 2000 SPECIAL CHARGES AND SPIN COSTS

(Unaudited)
(Dollars in millions, except per share data)

2000 Quarterly Data	Q1	Q2	Q3	Q4	YTD
Revenue	$309.6	$283.1	$279.3	$303.7	$1,175.7
Costs and Expenses
Cost of revenue	148.3	141.1	135.4	134.2	559.0
Selling, general and administrative	95.3	88.3	84.3	91.4	359.3
Research and development	15.1	15.2	15.8	16.7	62.8
Other expense (income)(1)	0.6	0.3	0.8	(0.5)	1.2
Total costs and expenses	259.3	244.9	236.3	241.8	982.3
Earnings before interest and taxes	50.3	38.2	43.0	61.9	193.4
Interest income	1.0	0.8	1.0	1.9	4.7
Interest expense(2)	(6.7)	(6.3)	(7.0)	(7.2)	(27.2)
Earnings before income taxes	44.6	32.7	37.0	56.6	170.9
Income tax provision(3)	18.1	13.3	15.0	21.9	68.3
Earnings from continuing operations	26.5	19.4	22.0	34.7	102.6
Diluted earnings per share	$0.18	$0.13	$0.15	$0.24	$0.70
Shares used in calculations (in thousands)	145,525	146,755	147,530	147,462	146,734

(1)
Excluding first quarter 2000 special charges of $30.5 million.

(2)
Assumes debt retirement of $225.0 million from Arbitron spin-off financing and an average interest rate of 8 percent on remaining debt.

(3)
Assumes an effective annual tax rate of 40.0 percent.

QuickLinks

Ceridian Corporation and Subsidiaries CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in millions, except per share data) (Unaudited)
Ceridian Corporation and Subsidiaries CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (Dollars in millions)
Ceridian Corporation and Subsidiaries Revenue Comparisons Actual ($M)
Ceridian Corporation and Subsidiaries Earnings Before Interest and Tax Comparisons Actual ($M)
Ceridian Corporation and Subsidiaries Earnings Before Interest and Tax Comparisons (Pro Forma) Excluding First Quarter 2000 Special Charges Actual ($M)
Ceridian Corporation and Subsidiaries CONSOLIDATED STATEMENTS OF OPERATIONS (Pro Forma) EXCLUDING FIRST QUARTER 2000 SPECIAL CHARGES AND SPIN CHARGES (Unaudited) (Dollars in millions, except per share data)
Ceridian Corporation and Subsidiaries CONSOLIDATED STATEMENTS OF OPERATIONS (Pro Forma) EXCLUDING FIRST QUARTER 2000 SPECIAL CHARGES AND SPIN COSTS (Unaudited) (Dollars in millions, except per share data)
Ceridian Corporation and Subsidiaries CONSOLIDATED STATEMENTS OF OPERATIONS (Pro Forma) EFFECTING THE SPIN-OFF AS OF 1/1/2000 AND EXCLUDING FIRST QUARTER 2000 SPECIAL CHARGES AND SPIN COSTS (Unaudited) (Dollars in millions, except per share data)